Exhibit 15.2

To the Board of Directors of
Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Alessandro Resende, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31,2025 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-286610) and Vale Overseas Limited (No. 333-286610-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-292195); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 3, 20, 21, 22, 23, 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 24, 2026

/s/ Alessandro Resende

Alessandro Resende, PQR CBRR #021114

Mineral Rights and Mine Closure Manager
Vale

To the Board of Directors of
Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Arnor Barbosa de Couto Junior in connection with Vale’s Annual Report on Form 20-F for the year ended December 31,2025 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-286610) and Vale Overseas Limited (No. 333-286610-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-292195); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 4, 12, 13, 15, 16, 17, 20, 21, 22, 23, 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 27, 2026

/s/ Arnor Barbosa de Couto Junior

Arnor Barbosa de Couto Junior, PQR CBRR #021102

Senior Specialist Engineer

Vale

To the Board of Directors of
Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Leonardo Hiram Núñez, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31,2025 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-286610) and Vale Overseas Limited (No. 333-286610-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-292195); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 5, 6, 7, 8, 9, 11, 21, 22 and 23 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 26, 2026

/s/ Leonardo Hiram Núñez

Leonardo Hiram Núñez, FAusIMM 312268

Senior Specialist Geologist

Vale

To the Board of Directors of
Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Eduardo F. F. Cruz, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31,2025 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-286610) and Vale Overseas Limited (No. 333-286610-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-292195); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1, 16, 18, 19, 22, 23 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 26th, 2026

/s/ Eduardo F. F. Cruz

Eduardo F. F. Cruz, PQR CBRR

Senior Business Specialist

Vale

To the Board of Directors of
Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Paulo Rogério Oliveira, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31,2025 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-286610) and Vale Overseas Limited (No. 333-286610-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-292195); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 12,15,17, 20, 21, 22, 23, 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 24, 2026

/s/ Paulo Rogério Oliveira

Paulo Rogério Oliveira, PQR CBRR

Manager of assessment of conditions and license renewal

Vale

To the Board of Directors of
Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Hely Simões, PQR CBRR, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31,2025 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-286610) and Vale Overseas Limited (No. 333-286610-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-292195); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 10,14, 20, 21, 22, 23, 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 26, 2026

/s/ Hely Simões

Hely Simões

Process Development Specialist Engineer

Vale

To the Board of Directors of
Vale S.A.
CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Teófilo Aquino Vieira da Costa , in connection with Vale’s Annual Report on Form 20-F for the year ended December 31,2025 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-286610) and Vale Overseas Limited (No. 333-286610-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-292195); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 7, 13, 20, 21, 22, 23, 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 26, 2026

/s/ Teófilo Aquino Vieira da Costa

Teófilo Aquino Vieira da Costa, CBRR 021109

Practice Leader Geotech
Vale Base Metals

To the Board of Directors of
Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Luciano Souza Castro, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31,2025 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-286610) and Vale Overseas Limited (No. 333-286610-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-292195); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 4, 12, 13, 20, 21, 22, 23, 24, and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 23, 2026

/s/ Luciano Souza Castro

Luciano Souza Castro, MAusIMM

Production Plan Technical Manager

Vale

To the Board of Directors of
Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Rodrigo de Aguiar Marinaro, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31,2025 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-286610) and Vale Overseas Limited (No. 333-286610-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-292195); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Section 1; 2; 4; 15.6.4.1; 20; 21; 22; 23; 24; and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 25, 2026

/s/ Rodrigo de Aguiar Marinaro

Rodrigo de Aguiar Marinaro, PQR CBRR

Geotechnical Technical Manager
Vale

To the Board of Directors of
Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Wagner José de Castro, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31,2025 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-286610) and Vale Overseas Limited (No. 333-286610-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-292195); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Section 1; 2; 4; 12; 13; 15.6; 17.5; 20; 21; 22; 23; 24; and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 26, 2026

/s/ Wagner José de Castro

Wagner José de Castro, PQR CBRR

Senior Specialist Geotechnical Engineer
Vale

To the Board of Directors of
Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Alessandra Teixeira, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31,2025 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Norte Complex” (the “Technical Report”), with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-286610) and Vale Overseas Limited (No. 333-286610-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718 and 333-292195); and

e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 4, 12, 13, 20, 21, 22, 23, 24, and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: March 26, 2026

/s/ Alessandra Teixeira

Alessandra Teixeira, PQR CBRR

Geotechnical Projects Specialist
Vale